Exhibit 10.4

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”) is entered into on September 30, 2022 (the “Effective Date”) by and among ChromaDex Corporation, a Delaware corporation (“CDXC”), Crystal Lake Developments Limited, a company incorporated under the laws of the British Virgin Islands (“Crystal Lake”), Pioneer Idea Holdings Limited, a company organized under the laws of the British Virgin Islands (“Pioneer Idea”) and Hong Kong Taikuk (China) Group Ltd, a company organized under the laws of Hong Kong (“Taikuk”). Each of CDXC, Crystal Lake, Pioneer Idea and Taikuk are hereinafter referred to as a “Party” and collectively the “Parties”).

WHEREAS, reference is made to that certain Joint Venture Agreement dated as of May 19, 2022 between the Parties attached as Exhibit A (as amended, restated and/or supplemented from time to time, the “Term Sheet”); and

WHEREAS, the Parties desire to terminate their rights and obligations under the Term Sheet as of the Effective Date.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and provisions herein set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, upon the terms and subject to the conditions contained herein, hereby agree as follow:

1.    The Parties hereby agree that the Term Sheet (and all provisions therein, including, for the avoidance of doubt, any provisions therein that are stated as surviving the termination of said Term Sheet) is terminated effective as of the Effective Date and each Party is irrevocably and unconditionally released from its respective obligations (whether past, present or future) under the Term Sheet and that there are no actual, contingent or prospective claims, rights of action, outstanding obligations or liabilities, costs and expenses (past, present and future) whatsoever arising under or in connection with the Term Sheet and furthermore to the extent of any claims, losses, rights of action, outstanding obligations or liabilities, costs and expenses whatsoever airing under or in connection with the Term Sheet (including, without limitation, for breach of any obligations thereunder), each Party is irrevocably and unconditionally discharged and released from any claims, losses, rights of action, outstanding obligations or liabilities, costs and expenses (whether present or future, actual or contingent, known or unknown and whether incurred alone or jointly with any other party) incurred or owed by them to any other Party by, or arising pursuant to, the Term Sheet.

2.    The terms of this Agreement shall be governed by and construed in accordance with the law of the State of California, without regard to the conflicts of law principals thereof. Each Party hereto irrevocably consents to the exclusive jurisdiction and venue of any federal court located in the Southern District of the State of California or state court in Los Angeles County to determine any dispute arising in connection with this Agreement, including disputes relating to any non-contractual obligations.

3.    This Agreement supersedes any other oral or written agreements between the Parties regarding the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision shall be held to be prohibited by or invalid, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, then such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

4.    This Agreement may be executed in any number of counterparts (including via electronic signature and .pdf), each of which is deemed to be an original, but all of which together constitute one (1) and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Termination Agreement as of the date first set forth above.

CHROMADEX CORPORATION By: /s/ Brianna Gerber Name: Brianna Gerber Its: Interim Chief Financial Officer

CRYSTAL LAKE DEVELOPMENTS LIMITED

By: /s/ Neil McGee
Name: Neil McGee
Its:      Director

PIONEER IDEA HOLDINGS LIMITED

By: /s/ Tony Pun
Name: Tony Pun
Its:       Authorized Signatory

HONG KONG TAIKUK (CHINA) GROUP LTD.

By: /s/ Tian Yi Zheng
Name:  Tian Yi Zheng
Its:        Chairman

EXHIBIT A

TERM SHEET